UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 15, 2005

                                   __________


                             SIGA Technologies, Inc.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                   0-23047                  13-3864870
            --------                   -------                  ----------

 (State or other Jurisdiction of   (Commission File        (I.R.S. Employer
 Incorporation or Organization)         Number)          Identification Number)


      420 Lexington Avenue, Suite 601, New York, New York            10170
      ---------------------------------------------------          ---------
         (Address of Principal Executive Offices)                  (Zip Code)


                                 (212) 672-9100
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 8.01.  Other Events.

      On February 15, 2005, SIGA Technologies, Inc., a Delaware corporation, issued a press release pursuant to which it announced that SIGA and TransTech Pharma, Inc., a privately held Delaware corporation, received a $2.7 million challenge grant from the National Institutes of Health to support the development of protease inhibitors to treat orthopoxvirus infections, such as smallpox and monkeypox. The grant award will be used to fund SIGA and TransTech Pharma's joint research efforts directed toward the discovery, optimization, and advancement of lead drug candidates for smallpox and biowarfare defense. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Item 8.01 by reference.



ITEM 9.     Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release dated February 15, 2005.




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

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIGA TECHNOLOGIES, INC.


                                    By: /s/ Thomas N. Konatich
                                       --------------------------
                                       Thomas N. Konatich
                                       Chief Financial Officer

Date: February 15, 2005




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

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number    Description
--------------    -----------

      99.1        Press Release dated February 15, 2005





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